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                                                                    Exhibit 23.1

                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Glacier Water Services, Inc.'s previously filed Registration Statements File No. 33-61942 and File No. 33-80016.


                                         Arthur Andersen LLP


San Diego, California
March 22, 2000

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